SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 11, 2003
                                                 ------------------


                         NATIONAL PENN BANCSHARES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                000-22537-01        23-2215075
       ------------                ------------      ---------------
 (State or other jurisdiction      (Commission      (I.R.S. Employer
     of incorporation)             File Number)       Ident. No.)


Philadelphia and Reading Avenues, Boyertown, PA        19512
-----------------------------------------------        --------
(Address of principal executive office)               (Zip Code)


Registrant's telephone number, including area code (610) 367-6001
                                                   --------------


      N/A          (Former name or former address, if changed since last report)
------------------



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Item 5.  Other Events.
----------------------

         On September 11, 2003, National Penn Bancshares, Inc. ("NPB") completed the sale of Panasia Bank, N.A. ("Panasia") to Woori America Bank, a New York state-chartered banking institution ("Woori America"). Prior to the sale, Panasia was a wholly-owned subsidiary of NPB.

         As previously reported, on February 10, 2003, NPB, Panasia and Woori America entered into an Agreement (the "Agreement") providing, among other things, for the sale of Panasia to Woori America for $34.5 million in cash and the subsequent merger of Panasia into Woori America, with Woori America surviving the merger. At the same time, Woori Bank, a Korean banking institution and parent company of Woori America Bank ("Woori"), had executed a Guaranty Agreement in favor of NPB and Panasia ("Guaranty Agreement"). The Guaranty Agreement provided, among other things, for a cash capital contribution of at least $15 million U.S. dollars by Woori to Woori America.

         The foregoing description of the Agreement and the related Guaranty Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement and the Guaranty Agreement, which are incorporated by reference herein as Exhibits 2.1 and 2.2, respectively. A copy of National Penn's press release dated September 11, 2003, is included herein as Exhibit 99.

         NPB anticipates that the proceeds from the sale of Panasia will be used for general corporate purposes, including without limitation, capital contributions to National Penn Bank to support its growth strategies, for working capital, for repurchases of common stock, for common stock dividends, and for repayment of debt. NPB may also use a portion of the sale proceeds to fund future acquisitions, including its pending acquisition of HomeTowne Heritage Bank. NPB may also use a portion of the sale proceeds to make investments in marketable securities.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c) Exhibits.
-------------

    2.1 Agreement dated February 10, 2003 among National Penn Bancshares, Inc., Panasia Bank, N.A., and Woori America Bank. (Schedules are omitted pursuant to Regulation S-K, Item 601(b)(2); National Penn agrees to furnish a copy of such schedules to the Securities and Exchange Commission upon request.) (Incorporated by reference to
          Exhibit 2.1 to National Penn's report on Form 8-K dated February 10, 2003.)

    2.2   Guaranty  Agreement dated February 10, 2003 of Woori Bank in favor
          of   National    Penn    Bancshares,    Inc.   and   Panasia   Bank,
          N.A.(Incorporated by reference to Exhibit 2.2 to National Penn's report on Form 8-K dated February 10, 2003.)

    99    Press  Release  dated   September  11,  2003,  of  National  Penn
          Bancshares, Inc. (furnished pursuant to Item 9 hereof).

Item 9.  Regulation FD Disclosure
---------------------------------

         On September 11, 2003, National Penn Bancshares, Inc. issued a press release announcing completion of the sale of Panasia Bank, N.A. to Woori America Bank (discussed at Item 5 hereof). This press release is included herein, as part of this Item 9, as Exhibit 99.


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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NATIONAL PENN BANCSHARES, INC.


                              By  /s/  Wayne R. Weidner
                                       ---------------------------------------
                                       Wayne R. Weidner
                                       Chairman, President and Chief Executive
                                       Officer


Dated: September 15, 2003

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

                                  EXHIBIT INDEX
                                 --------------


Exhibit Number                    Description
--------------                    -----------

      2.1 Agreement dated February 10, 2003 among National Penn Bancshares, Inc., Panasia Bank, N.A., and Woori America Bank. (Schedules are omitted pursuant to Regulation S-K, Item 601(b)(2); National Penn agrees to furnish a copy of such schedules to the Securities and Exchange Commission upon request.) (Incorporated by reference to
            Exhibit 2.1 to National Penn's report on Form 8-K dated February 10, 2003.)

      2.2 Guaranty Agreement dated February 10, 2003 of Woori Bank in favor of National Penn Bancshares, Inc. and Panasia Bank, N.A. (Incorporated by reference to Exhibit 2.2 to National Penn's report on Form 8-K dated February 10, 2003.)

      99 Press Release dated September 11, 2003, of National Penn Bancshares, Inc. (furnished pursuant to Item 9 hereof).


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